Enovix Announces Leadership Transition to Support Manufacturing Scale-Up FREMONT, Calif., January 20, 2026 -- Enovix Corporation (Nasdaq: ENVX) (“Enovix”), a global high- performance battery company, today announced a leadership transition in its operations organization, including the planned retirement of its Chief Operating Officer, as the company prepares to commence mass production. The transition reflects Enovix’s focus on proven, high-volume battery manufacturing leadership as it moves toward sustained production for smartphone, smart eyewear, and defense applications. Enovix expressed its appreciation for Ajay Marathe’s leadership and service, including his role in helping establish the company’s manufacturing presence at Fab2 in Malaysia. The company is expanding the responsibilities of Senior Vice President Kihong (“KH”) Park and adding seasoned manufacturing leaders to accelerate a disciplined, repeatable ramp. “Ajay played a foundational role in building out and scaling Enovix’s Fab2 in Malaysia,” said Dr. Raj Talluri, President and Chief Executive Officer of Enovix. “His leadership has helped position the company for its next phase of growth, and we are grateful for his many contributions. We wish him the very best and appreciate his continued support during this transition.” As Enovix enters its next phase of commercial scale, the company is realigning its operations leadership to prioritize proven, high-volume battery manufacturing expertise and clear operational accountability. • Global Manufacturing Operations will be led by Senior Vice President Kihong Park, who has overseen Enovix’s Korea manufacturing operations since 2023. Kihong brings more than two decades of global battery manufacturing, quality, and operations leadership, with deep experience scaling lithium-ion battery production across Asia, Europe, and North America. Since joining Enovix, he and his organization have strengthened regional operations, integrated acquired manufacturing assets, and delivered consistent year-over-year growth across Enovix’s Korea battery business while improving operational rigor and yield performance. This performance supported approximately 38% revenue growth for the company overall in 2025, based on our preliminary unaudited financial results for 2025. He has also spent significant time over the past year working closely with teams in Penang, Malaysia to support operational readiness and scale-up activities. Kihong’s expanded role reflects Enovix’s commitment to proven battery manufacturing leadership as the company transitions to higher- volume production. • Advanced Manufacturing Engineering (AME) responsible for the design, build, and support of the proprietary equipment used to manufacture Enovix batteries — will report directly to the Chief Executive Officer, reflecting the strategic importance of AME in driving manufacturability, throughput, and cost efficiency at scale. To lead AME into its next phase, Enovix has hired Ed Casey as Vice President, Operations. Ed brings decades of experience leading high-volume manufacturing and technology scale-ups across multinational environments, including Southeast Asia. His background includes senior leadership roles at Komag, Seagate, Western Digital, and most recently ams OSRAM, where he consistently delivered manufacturing efficiency, automation, and operational scale across complex production networks. Ed’s appointment adds seasoned, world-class manufacturing leadership as Enovix prepares to ramp multiple production lines. • The AME organization will also be strengthened by the addition of Sanghyuck Park, who joins Enovix as Senior Director, Advanced Manufacturing Engineering. Sanghyuck brings over 30 years of experience from LG Electronics’ Production Technology Center and deep expertise in battery production equipment, global equipment standardization, and process optimization. An inventor with multiple international patents in battery manufacturing equipment, Sanghyuck has led large-scale equipment deployments across Korea, China, Poland, and the United States. His experience is expected Exhibit 99.1 to accelerate line deployment, standardization, and repeatability as Enovix transitions from qualification to sustained production ramp across multiple geographies. “These leadership changes reflect the importance of combining all our battery manufacturing under one experienced leader,” Dr. Talluri added. “We are entering a pivotal year for Enovix. As we prepare to commence mass production of our silicon-anode batteries for smartphones, smart eyewear, and other IoT markets in Malaysia, we are aligning our leadership around proven high-volume battery expertise, disciplined execution, and rapid scale-up. With KH’s track record in Korea, Ed’s world-class manufacturing experience, and a strengthened AME team, we are excited about the momentum we are building and our ability to execute with speed, precision, and operational excellence.” Certain preliminary and unaudited financial results are provided above that are based on information known to management as of the date of this press release. Final results for fiscal 2025 remain subject to completion of the company’s standard quarter- and year-end close procedures and potential adjustments, and final financial results will be included in our Annual Report on Form 10-K for 2025. About Enovix Enovix is on a mission to deliver high-performance batteries that unlock the full potential of technology products. Everything from IoT, mobile, and computing devices, to the vehicle you drive, needs a better battery. Enovix partners with OEMs worldwide to usher in a new era of user experiences. Our innovative, materials- agnostic approach to building a higher performing battery without compromising safety keeps us flexible and on the cutting-edge of battery technology innovation. Enovix is headquartered in Silicon Valley with facilities in India, Korea and Malaysia. For more information visit https://enovix.com and follow us on LinkedIn. Forward-Looking Statements This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial or operating performance and are identified by words such as anticipate, believe, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, will, would and similar expressions. Specifically, this release includes forward-looking statements relating to the retirement of our chief operating officer and the associated organizational changes, the expected impacts of these changes, our anticipated revenue growth in 2025, our plans for mass production of our products, and our expectations about our momentum and ability to execute, among others. These statements are based on the current expectations of our management, are not predictions of actual performance, are subject to change as we complete our financial close process and our financial statements for 2025, and actual results may differ materially from the future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions that could cause actual results to differ materially from the results and events anticipated by such forward-looking statements include, but are not limited to: our ability to successfully execute an orderly transition within our operations organization; our ability to improve and maintain competitive battery performance metrics, including energy density, cycle life, fast-charging capability, capacity retention and gassing; risks associated with our reliance on new and complex manufacturing processes, including operational performance such as yield and costs; our ability to scale manufacturing capacity, improve productivity and bring additional facilities online to meet anticipated demand; dependence on third-party contract manufacturers, including a Malaysia-based manufacturing partner, and potential disruptions or changes in those relationships; risks arising from our international operations, including regulatory, financial and operational risks, trade restrictions, tariffs, sanctions and geopolitical tensions; supply chain risks, including our ability to secure sufficient quantities of raw materials and components at acceptable costs; our ability to control operating and manufacturing costs; lengthy and unpredictable customer qualification and sales cycles, safety considerations and contractual terms, particularly in defense and other regulated markets; risks related to battery performance, reliability and safety; customer concentration in the defense sector and certain consumer technology markets, such as smartphones and smart eyewear; challenges in forecasting demand, inventory and manufacturing requirements that may result in additional costs and production delays; our history of losses and expectation of continued losses; risks associated with the development and commercialization of products that remain under development and may not be successfully produced at commercial scale; our ability to effectively integrate and derive benefits from acquired businesses; fluctuations in foreign currency exchange rates and interest rates; operational and safety risks associated with manufacturing equipment; intense competition and our ability to keep up with rapid technological change and evolving standards in the battery industry; our ability to attract and retain qualified personnel; the outcome of litigation, regulatory investigations and other legal matters, including the associated legal and other costs; liquidity constraints, capital availability and our ability to service existing debt; our ability to protect and enforce our intellectual property rights; volatility in the trading price of our common stock; changes in tax laws or regulations; the impact of cyber and other information technology or security related incidents on us, our customers or other parties; changes in the political, economic or regulatory environment generally and in the markets in which we operate; and other risks described in the disclosures contained in our filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents that we have filed, or will file, with the SEC. These documents are available in the SEC Filings section of the Investor Relations page at https://ir.enovix.com and at www.sec.gov. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements or the preliminary, unaudited financial information presented above, whether as a result of new information, future events or otherwise. For media and investor inquiries, please contact: Investor Contact: Robert Lahey ir@enovix.com Chief Financial Officer: Ryan Benton ryan.benton@enovix.com